UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2010

ROBERTSON GLOBAL HEALTH SOLUTIONS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-6428	88-0105586
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4215 Fashion Square Blvd. Suite 3 Saginaw, Michigan	48603
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (989) 799-8720

ASI Technology Corporation
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Robertson Global Health Solutions Corporation (formerly ASI Technology Corporation) hereby sets forth an updated Description of Capital Stock in Exhibit 99.1 to this Form 8-K, which exhibit is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) The following exhibits are included with this Current Report on Form 8-K.

Exhibit 99.1 Description of Capital Stock updated August 27, 2010

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Robertson Global Health Solutions Corporation
Dated: August 27, 2010	By:	/s/ Melissa A. Seeger
		Name:	Melissa A. Seeger
		Title:	Treasurer

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